CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of San Mateo } ss.

On November 9, 2006 before me, Jaroslava I. Cleary, Notary Public
Date — Name and Title of Officer (e.g., "Jane Doe, Notary Public")
personally appeared John Spencer Folawn,
Name(s) of Signer(s)

☐ personally known to me
☒ proved to me on the basis of satisfactory evidence

to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

JAROSLAVA I. CLEARY
Commission # 1395714
Notary Public - California
San Mateo County
My Comm. Expires Jan 24, 2007

WITNESS my hand and official seal.

Jaroslava I Cleary
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Warranty Deed

Document Date: November 9, 2006 Number of Pages: 1

Signer(s) Other Than Named Above: ______

Capacity(ies) Claimed by Signer

Signer's Name: John Spencer Folawn

☒ Individual
☐ Corporate Officer — Title(s): ______
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ______

Signer Is Representing: himself

RIGHT THUMBPRINT OF SIGNER
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VACANT LAND CONFIRMATION

Property Identification No. R0027490 **Address:** Cnty Rd 128-J IDAHO EXT CD

1. Was the property listed and sold through a Realtor Yes X No____ If no, how did you learn of the property?____

2. What was the total selling price $32,500.00 Date under contract 10/10/06 Date Purchased 12/13/06

3. Purchase objective: Future Residence ____ Investment ____ Resale ____ Development ____ Other ____
Please explain: Future property in our consolidated Caribou Mines district for exploration, development of gold and silver ores.

4. Is all the land useable for this purpose?
If no, explain yes - sub surface

5. Did the buyer hold title to adjacent properties? No

6. Were there any other considerations influencing the purchase price? (i.e. personal property such as a boat or trade of other real estate)
If yes, explain No

7. Did the price paid include a new building to be constructed in the future? Yes ____ No X
If yes, explain ____

8. Did the lender require an appraisal? Yes ____ No X NA
If so, what was the appraised value? $____

9. Does the sale involve the acquisition of another parcel's development rights? Yes ____ No X
If yes, please indicate the affected parcel, the amount of rights acquired, and the market value of those rights.

10. Does the sale price include any structures to be relocated or torn down? Yes____ No X
If yes, explain ____

11. How would you describe the land at time of sale?
Raw land X Partially developed ____ Completely developed ____
If partially or completely developed, please list breakdown. If breakdown is not available, what was the total land development cost? ____

12. Does the sale include more than one property? Yes____ No X
If yes, what are the other properties? ____

13. Are there any other special conditions or features that you believe may affect the value of the property?
NO

Assessor
Boulder County

Jerry Roberts
P. O. Box 471, 13th and Pearl
Boulder, Colorado 80306-0471

Phone: (303) 441-4830
FAX: (303) 441-4996
www.boulderassessor.org

Member
International Association
Of Assessing Officers

Completed 11-28-07
(TSH)

October 16, 2007

CALAIS RESOURCES COLORADO INC
PO BOX 653
NEDERLAND CO 80466

RE: Information Needed

Concerning the Purchase of this Property

Dear Property Owner:

Information from property owners has always been our most reliable source and helps the Assessor's staff value property in Boulder County accurately and fairly. Our office has received the Real Property Transfer Declaration for this property that you purchased. After initial analysis, we are asking your help in providing more information concerning this sale to help our office conform to state statutes regarding appraisal for assessment purposes, and to maintain a continuing analysis of current sales data. Sales are also used to measure uniformity of assessment to insure that all taxpayers pay only their fair share of property taxes. Accurate sales information makes possible accurate assessments.

We ask your cooperation in completing this sales verification form and returning it to us within ten (10) days. Please understand that the enclosed form is generic in nature and may include questions that are not applicable to the purchase of your property. Be assured that any sales information you furnish will be considered confidential and will not be open to the public for inspection.

If you have any difficulty completing this form or have any questions concerning it, please call Rachel Watts of our Residential staff at (303) 441-3687.

Sincerely,

Rachel Watts

Rachel Watts Lic. # AL40017288
Licensed Residential Appraiser
Boulder County Assessor's Office

Report Date: 10/12/2006 01:31PM

BOULDER COUNTY TREASURER
CERTIFICATE OF TAXES DUE

Page: 1
CERT #: 200515297

SCHEDULE NO: R0027490
ASSESSED TO:
FOLAWN JOHN S
1955 TIMBERLANE WAY

SAN MATEO, CA 94402-3934

ORDER NO: CWBD2682
VENDOR NO: 5
LAND AMERICA/COMMONWEALTH TITLE BOULDER
CWBOULDER@LANDAM.COM
4845 PEARL EAST CR STE 200
BOULDER CO 80301

LEGAL DESCRIPTION:
IDAHO EXT LD 171 GRAND ISLAND 5.16 AC PROPERTY ADDRESS: 000000 COUNTY RD 128-J MOUNTAINS

PARCEL: 1583-090-00-008 **SITUS ADD:** 000000 COUNTY RD 128-J MOUNTAINS

TAX YEAR	CHARGE	TAX AMOUNT	INTEREST	FEES	PAID	TOTAL DUE
2005	TAX	44.76	0.00	0.00	44.76	0.00
	TOTAL TAXES					0.00

GRAND TOTAL DUE GOOD THROUGH 10/12/2006 0.00

ORIGINAL TAX BILLING FOR 2005 TAX DISTRICT 0178 -

Authority	Mill Levy	Amount
COUNTY	21.867*	13.33
SCHOOL RE-2	37.685	23.00
NEDERLAND FIRE DIST	11.308	6.90
NEDERLAND LIBRARY DISTRICT	2.500	1.53
TAXES FOR 2005	73.360*	44.76

Values	Actual	Assessed
NATURAL RESO	2,100	610
TOTAL	2,100	610

* Credit Levy

FEE FOR THIS CERTIFICATE 10.00

ALL TAX LIEN SALE AMOUNTS ARE SUBJECT TO CHANGE DUE TO ENDORSEMENT OF CURRENT TAXES BY THE LIENHOLDER OR TO ADVERTISING AND DISTRAINT WARRANT FEES. CHANGES MAY OCCUR AND THE TREASURER'S OFFICE WILL NEED TO BE CONTACTED PRIOR TO REMITTANCE AFTER THE FOLLOWING DATES: PERSONAL PROPERTY AND MOBILE HOMES - 01-SEPT-04, REAL PROPERTY - SEPTEMBER 1. **TAX LIEN SALE REDEMPTION AMOUNTS MUST BE PAID BY CASH OR CASHIERS CHECK.**

SPECIAL TAXING DISTRICTS AND THE BOUNDARIES OF SUCH DISTRICTS MAY BE ON FILE WITH THE BOARD OF COUNTY COMMISSIONERS, THE COUNTY CLERK, OR THE COUNTY ASSESSOR.

This certificate does not include land or improvements assessed under a separate account number, personal property taxes, transfer tax or misc. tax collected on behalf of other entities, special or local improvement district assessments or mobile homes, unless specifically mentioned.

I, the undersigned, do hereby certify that the entire amount of taxes due upon the above described parcels of real property and all outstanding sales for unpaid taxes as shown by the records in my office from which the same may still be redeemed with the amount required for redemption are as noted herein. In witness whereof, I have hereunto set my hand and seal this 12th day of October, 2006.

TREASURER, BOULDER COUNTY, BOB HULLINGHORST, BY:
PO BOX 471
Boulder, CO 80306-0471
(303) 441-3520

Robert Hullinghorst

BOULDER COUNTY TREASURER * SEAL * STATE OF COLORADO

LandAmerica

Calais Resources Colorado, Inc., a Nevada corporation
Attn: Tom Hendricks
Box 653
Nederland, CO 80466

Case No. CWBD0002682

10-24-06
Sent to Dave | John
TBH

"WE'RE HERE TO MAKE IT EASY!"

LandAmerica
4845 Pearl East Circle, Suite 200
Boulder, CO 80301
Phone: 303-447-9450 Fax: 303-447-9501

MB/Boulder-Mountain Realty
2500 30th St. #303
Boulder, CO 80301
Phone: (303)996-1111 **Fax:** (303)996-1112

H- PROP 41
DOCS

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES A SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSE SIGNING.

AGREEMENT TO AMEND/EXTEND

06

1. This agreement amends the contract dated *October 5,* between *John S Folawn,* (Seller), and *Calais Resources, Colorado Inc,* (Buyer), relating to the sale and purchase of the following described *Boulder*, Colorado:

Idaho Ext Ld 171 Grand Island 5.16 ac

known as No.

0 CO RD 128-J	*Nederland*	*CO*	*80466*
Street Address	City	State	Zip

(Property).

2. § 2c. Dates and Deadlines.
[NOTE: IF A DATE OR DEADLINE IS LEFT BLANK, IT MEANS "NO CHANGE"]
[Note: The Dates and Deadlines table may be deleted if inapplicable]

Item No.	Reference	Event	Date or Deadline
1	§ 5a	Loan Application Deadline	
2	§ 5b	Loan Commitment Deadline	
3	§ 5c	Buyer's Credit Information Deadline	
4	§ 5c	Disapproval of Buyer's Credit Deadline	
5	§ 5d	Existing Loan Documents Deadline	
6	§ 5d	Objection to Existing Loan Documents	
7	§ 5d	Approval of Loan Transfer Deadline	
8	§ 6a(4)	Appraisal Deadline	
9	§ 7a	Title Deadline	

10	§ 7a	Survey Deadline	*December 6, 2006*
11	§ 8c	Survey Objection Deadline	*December 7, 2006*
12	§ 7b	Document Request Deadline	
13	§ 7d(2) & § 8a	Governing Documents Objection Deadline and Title Objection Deadline	
14	§ 8b	Off-Record Matters Deadline	
15	§ 8b	Off-Record Matters Objection Deadline	
16	§ 8f	Right Of First Refusal Deadline	
17	§ 10	Seller's Property Disclosure Deadline	
18	§ 10a	Inspection Objection Deadline	
19	§ 10b	Resolution Deadline	
20	§ 10c	Property Insurance Objection Deadline	
21	§ 11	**Closing Date**	*December 7, 2006*
22	§ 16	Possession Date	
23	§ 16	Possession Time	
24	§ 27	**Acceptance Deadline Date**	
25	§ 27	**Acceptance Deadline Time**	
26			
27			

3. Other dates or deadlines set forth in the contract shall be changed as follows:

4. Additional amendments:

If survey is not completed by Dec 6, 2006. The Buyer and Seller agree to close this property and create a survey escrow of $1500($1000 Seller and $500 Buyer) to have the survey completed after closing,when weather permits. If survey costs less than $1500 remaining funds in the survey escrow will be evenly divided and refunded to Buyer and Seller.

All other terms and conditions of said contract shall remain the same.

This proposal shall expire unless accepted in writing by Seller and Buyer as evidenced by their signatures below and the offering party to this document receives notice of acceptance on or before

November 21, 2006 ***5:00pm***

Date Time

Date: ____________________ ____________________

Seller **John S Folawn**

Date: ____________________ ____________________

Seller

Date: ______________________

____
Buyer Tom Hendricks
President/Secretary

WHEN RECORDED RETURN TO:
Calais Resources Colorado, Inc., a Nevada corporation
Box 653
Nederland, CO 80466

SDF $3.25

WARRANTY DEED

THIS DEED, dated November ~~14,~~ 9 2006, between

John Spencer Folawn
of the County of San Mateo and State of California, grantor(s), and

Calais Resources Colorado, Inc., a Nevada corporation,
whose legal address is Box 653, Nederland, CO 80466, of the County of Boulder and State of Colorado, grantee(s):

WITNESS, that the grantor(s), for and in consideration of the sum of **Thirty Two Thousand Five Hundred and 00/100 Dollars ($32,500.00),** the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey and confirm, unto the grantee(s), his heirs and assigns forever, all the real property, together with improvements, if any, situate, lying and being in the County of Boulder and State of Colorado, described as follows:

The Idaho Extension Lode Mining Claim, Survey No. 171, Grand Island Mining District, in Section 9, Township 1 South, Range 73 West of the 6th P.M., County of Boulder, State of Colorado.

also known by street and number as: **0 County Road 128 J, Nederland, CO**

TOGETHER with all and singular the hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, title, interest, claim and demand whatsoever of the grantor(s), either in law or equity, of, in and to the above bargained premises, with the hereditaments and appurtenances;

TO HAVE AND TO HOLD the said premises above bargained and described, with the appurtenances, unto the grantee(s), his heirs and assigns forever. The grantor(s), for himself, his heirs, and personal representatives, does covenant, grant, bargain and agree to and with the grantee(s), his heirs and assigns, that of the time of the ensealing and delivery of these presents, he is well seized of the premises above conveyed, has good, sure, perfect, absolute and indefeasible estate of inheritance, in law, in fee simple, and has good right, full power and lawful authority to grant, bargain, sell and convey the same in manner and form as aforesaid, and that the same are free and clear from all former and other grants, bargains, sales, liens, taxes, assessments, encumbrances and restrictions of whatever kind or nature whatsoever, except **general taxes for the year 2006 and subsequent years, and except easements, covenants, conditions, restrictions, reservations, and rights of way of record, if any.**

The grantor(s) shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the grantee(s), his heirs and assigns, against all and every person or persons lawfully claiming the whole or any part thereof.

The singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

IN WITNESS WHEREOF, the grantor has executed this deed on the date set forth above.

John Spencer Folawn

STATE OF ____________________)
)SS
COUNTY OF ____________________)

The foregoing instrument was acknowledged before me on ______________ by John Spencer Folawn.

Witness my hand and official seal.

My Commission Expires: ____________ ______________________ Notary Public

see attached

CWB

File No.: CWBD0002682
WD Indv to Indv-DOC

11/7/06 4:14 PM

CALIFORNIA ALL-PURPOSE ACKNOWLEDGMENT

State of California
County of San Mateo } ss.

On November 9, 2006 (Date) before me, Jaroslava I. Cleary, Notary Public (Name and Title of Officer (e.g., "Jane Doe, Notary Public"))
personally appeared John Spencer Folawn (Name(s) of Signer(s)),

☐ personally known to me
☒ proved to me on the basis of satisfactory evidence

to be the person(~~s~~) whose name(~~s~~) is/~~are~~ subscribed to the within instrument and acknowledged to me that he/~~she/they~~ executed the same in his/~~her/their~~ authorized capacity(~~ies~~), and that by his/~~her/their~~ signature(~~s~~) on the instrument the person(~~s~~), or the entity upon behalf of which the person(~~s~~) acted, executed the instrument.

JAROSLAVA I. CLEARY
Commission # 1395714
Notary Public - California
San Mateo County
My Comm. Expires Jan 24, 2007

WITNESS my hand and official seal.

Jaroslava I Cleary
Signature of Notary Public

OPTIONAL

Though the information below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent removal and reattachment of this form to another document.

Description of Attached Document

Title or Type of Document: Warranty Deed

Document Date: November 9, 2006 Number of Pages: 1

Signer(s) Other Than Named Above: ——

Capacity(ies) Claimed by Signer

Signer's Name: John Spencer Folawn

☒ Individual
☐ Corporate Officer — Title(s): ________
☐ Partner — ☐ Limited ☐ General
☐ Attorney-in-Fact
☐ Trustee
☐ Guardian or Conservator
☐ Other: ________

Signer Is Representing: himself

RIGHT THUMBPRINT OF SIGNER
Top of thumb here